Index Options Contract Schedule

Owner:   [John Doe]  Contract Number:    [??687456]
Owner’s Age     Issue Date:    [04/15/10]
and gender:  [35 Male]  Annuitant:    [John Doe]
[Joint Owner:      [Jane Doe]]       Annuitant’s Age
[Joint Owner’s     and gender:  [35 Male]
Age and gender:    [35 Female]]

Allocation Guidelines:
[1. Currently, you can select up to [5] of the Index Protection Strategy with Declared Protection Strategy Credit Index Options.
2. Currently, you can select up to [5] of the Index Protection Strategy with Cap Index Options.
3. Currently, you can select up to [5] of the Index Performance Strategy II Index Options.
4. Currently, you can select up to [5] of the Index Performance Strategy III Index Options.
5. Currently, you can select up to [5] of the Index Guard Strategy Index Options.
6. Currently, you can select up to [5] of the Index Precision Strategy Index Options.
7. Currently, you can select up to a maximum of [15] Index Options.
8. Allocations must be made in whole percentages.]

Index Options:
[On the Income Benefit Date, for any Index Option that has not reached a Term End Date, we will lock the Index Option Value before we calculate Income Payments.]
[Part [A] Index Option Rider(s):]
 [Index Performance Strategy II Index Options
Index	Buffer for all Terms	Minimum Cap for all Terms	Term
[S&P 500® Index	[10.00]%	[3.00]%	[1 Index Year]]
[Nasdaq-100® Index	[10.00]%	[3.00]%	[1 Index Year]]
[Russell 2000® Index	[10.00]%	[3.00]%	[1 Index Year]]
[EURO STOXX 50®	[10.00]%	[3.00]%	[1 Index Year]]
[iShares® MSCI Emerging Markets ETF	[10.00]%	[3.00]%	[1 Index Year]]]

S40877-IADV                                                                            [Admin. Tracking Identifier]

Index Options Contract Schedule continued from the previous page
[Index Performance Strategy III Index Options
Index	Buffer for all Terms	Minimum Cap for all Terms	Minimum Participation Rate for all Terms	Term
[S&P 500® Index	[10.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[Nasdaq-100® Index	[10.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[Russell 2000® Index	[10.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[EURO STOXX 50®	[10.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[iShares® MSCI Emerging Markets ETF	[10.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[S&P 500® Index	[20.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[Nasdaq-100® Index	[20.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[Russell 2000® Index	[20.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[EURO STOXX 50®	[20.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[iShares® MSCI Emerging Markets ETF	[20.00]%	[1.50]%	[100.00]%	[3 Index Years]]
[S&P 500® Index	[10.00]%	[1.50]%	[100.00]%	[6 Index Years]]
[Nasdaq-100® Index	[10.00]%	[1.50]%	[100.00]%	[6 Index Years]]
[Russell 2000® Index	[10.00]%	[1.50]%	[100.00]%	[6 Index Years]]
[EURO STOXX 50®	[10.00]%	[1.50]%	[100.00]%	[6 Index Years]]
[iShares® MSCI Emerging Markets ETF	[10.00]%	[1.50]%	[100.00]%	[6 Index Years]]]

 [Index Guard Strategy Index Options
Index	Floor for all Index Years	Minimum Cap for all Index Years	Term
[S&P 500® Index	[-10.00]%	[3.00]%	[1 Index Year]]
[Nasdaq-100® Index	[-10.00]%	[3.00]%	[1 Index Year]]
[Russell 2000® Index	[-10.00]%	[3.00]%	[1 Index Year]]
[EURO STOXX 50®	[-10.00]%	[3.00]%	[1 Index Year]]
[iShares® MSCI Emerging Markets ETF	[-10.00]%	[3.00]%	[1 Index Year]]]

Index Options Contract Schedule continued from the previous page

[Index Precision Strategy Index Options
Index	Buffer for all Index Years	Minimum Precision Rate for all Index Years	Term
[S&P 500® Index	[10.00]%	[3.00]%	[1 Index Year]]
[Nasdaq-100® Index	[10.00]%	[3.00]%	[1 Index Year]]
[Russell 2000® Index	[10.00]%	[3.00]%	[1 Index Year]]
[EURO STOXX 50®	[10.00]%	[3.00]%	[1 Index Year]]
[iShares® MSCI Emerging Markets ETF	[10.00]%	[3.00]%	[1 Index Year]]]

[Part [B] Index Option Rider(s):]
[Index Protection Strategy with Declared Protection Strategy
 Credit Index Options
Index	Minimum Declared Protection Strategy Credit for all Index Years	Term
[S&P 500® Index	[0.50]%	[1 Index Year]]
[Nasdaq-100® Index	[0.50]%	[1 Index Year]]
[Russell 2000® Index	[0.50]%	[1 Index Year]]
[EURO STOXX 50®	[0.50]%	[1 Index Year]]
[iShares® MSCI Emerging Markets ETF	[0.50]%	[1 Index Year]]]

[Index Protection Strategy with Cap Index Options
Index	Minimum Cap for all Index Years	Term
[S&P 500® Index	[0.50]%	[1 Index Year]]
[Nasdaq-100® Index	[0.50]%	[1 Index Year]]
[Russell 2000® Index	[0.50]%	[1 Index Year]]
[EURO STOXX 50®	[0.50]%	[1 Index Year]]
[iShares® MSCI Emerging Markets ETF	[0.50]%	[1 Index Year]]]

The indexes do not reflect the dividends paid on the stocks underlying the market indexes.

Index Options Contract Schedule continued from the previous page

[Index disclosure language will be populated here.]
S40877-IADV                                                                            [Admin. Tracking Identifier]